The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[GRAPHIC OMITTED]

New Issue Computational Materials

$583,771,000 (Approximate)
Home Loan-Backed Notes,
Series 2000-HI4

Residential Funding Mortgage Securities II, Inc.
Depositor

Home Loan Trust 2000-HI4
Issuer

Residential Funding Corporation
Seller and Master Servicer

September 6, 2000

Residential Funding Mortgage Securities II, Inc.
Home Loan Trust 2000-HI4
Computational Materials: Information Relating to the Collateral (Page 1 of 10)


THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.



Loan Group I (as of the Statistical Cut-off Date)

 Total Number of Loans:                               14,904
 Initial Principal Balance:                  $555,523,398.67
 Average Loan Balance:                            $37,273.44


                                                     Wtd Avg        Range

 Home Loan Rate:                                     13.973%  (9.095% - 19.760%)
 Remaining Term (months):                                23      (56 - 360)
 Original Term (months):                                 234     (60 - 360)


 Combined Loan-to-Value Ratio:                       116.12%
 Credit Score:                                           696
 Debt-to-Income Ratio:                                40.04%


 Lien Position:

    First Lien                                         0.03%
    Junior Lien                                       99.97%


 Property Type:

    Single Family Residence                           90.37%
    Planned Unit Development                           5.39%
    Condominium                                        2.85%
    Townhouse                                          0.96%
    Other                                              0.43%


 Loan Purpose:

    Debt Consolidation                                85.15%
    Cash Out Refinance                                10.19%
    DC & HI Combo                                      3.28%
    Other                                              1.38%


 Geographic Concentration:                         CA: 9.59%
    (States representing at least 5% of the        FL: 6.96%
     Group I principal balance as of the           MD: 5.52%
     Statistical Cut-off Date)                     PA: 5.21%

Residential Funding Mortgage Securities II, Inc.
Home Loan Trust 2000-HI4
Computational Materials: Information Relating to the Collateral (Page 2 of 10)

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.


Loan Group I

Home Loan Rates

         Range of           Number of     Statistical Cut-off    Percentage of
                                                  Date
      Loan Rates (%)        Home Loans      Principal Balance    Home Loan Pool
  ------------------------  --------------------------------------------------
      9.001 to 9.500                   8          $183,637.05            0.03%
      9.501 to 10.000                 12           280,201.16            0.05%
     10.001 to 10.500                 37           960,931.53            0.17%
     10.501 to 11.000                 51         1,417,896.79            0.26%
     11.001 to 11.500                 77         2,067,527.75            0.37%
     11.501 to 12.000                504        18,663,099.59            3.36%
     12.001 to 12.500                748        29,411,248.56            5.29%
     12.501 to 13.000              2,666       105,814,508.90           19.05%
     13.001 to 13.500              1,896        76,027,142.00           13.69%
     13.501 to 14.000              3,085       119,740,413.95           21.56%
     14.001 to 14.500              1,511        56,270,601.17           10.13%
     14.501 to 15.000              1,830        65,852,325.80           11.85%
     15.001 to 15.500                696        24,578,063.28            4.42%
     15.501 to 16.000                213         7,049,062.38            1.27%
     16.001 to 16.500                160         5,035,059.05            0.91%
     16.501 to 17.000                802        24,038,518.76            4.33%
     17.001 to 17.500                291         8,794,032.45            1.58%
     17.501 to 18.000                288         8,486,724.29            1.53%
     18.001 or greater                29           852,404.21            0.15%
                            ---------------------------------------------------
           Total                  14,904      $555,523,398.67          100.00%


Current Home Loan Principal Balances

     Range of Current        Number of    Statistical Cut-off     Percentage of
                                                 Date
     Home Loan Amounts       Home Loans     Principal Balance    Home Loan Pool
  ----------------------    ------------------------------------------------
               Up to              2,681       $56,402,118.39          10.15%
        $25,000.00

       $25,000.01 to             10,135       371,196,206.80          66.82%
        $50,000.00

       $50,000.01 to              2,078       127,069,822.89          22.87%
        $75,000.00

       $75,000.01 to                 10           855,250.59           0.15%
        $100,000.00

                             ------------------------------------------------
           Total                 14,904      $555,523,398.67         100.00%

Residential Funding Mortgage Securities II, Inc.
Home Loan Trust 2000-HI4
Computational Materials: Information Relating to the Collateral (Page 3 of 10)

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.


Loan Group I

 Combined Loan-to-Value Ratios

    Range of Combined     Number of Home   Statistical Cut-off    Percentage of
                                                Date
  Loan-to-Value Ratios    Home Loans       Principal Balance      Home Loan Pool
           (%)
 ----------------------   --------------------------------------------------
       Up to 70.00                49        $1,394,360.24            0.25%
     70.01 to 75.00               52         1,552,634.39            0.28%
     75.01 to 80.00              159         4,285,228.61            0.77%
     80.01 to 85.00               64         1,772,980.26            0.32%
     85.01 to 90.00              142         4,068,545.83            0.73%
     90.01 to 95.00              358        10,472,355.91            1.89%
     95.01 to 100.00             486        14,948,264.87            2.69%
    100.01 to 105.00             917        30,702,059.54            5.53%
    105.01 to 110.00           1,558        54,446,030.96            9.80%
    110.01 to 115.00           2,330        83,833,651.69           15.09%
    115.01 to 120.00           2,869       109,595,290.40           19.73%
    120.01 to 125.00           5,916       238,251,453.86           42.89%
   Greater than 125.00             4           200,542.11            0.04%
                            --------------------------------------------------
          Total               14,904      $555,523,398.67          100.00%

Months Remaining to Maturity

    Months Remaining         Number of     Statistical Cut-off    Percentage of
                                                  Date
       to Maturity          Home Loans      Principal Balance    Home Loan Pool
 ------------------------   ---------------------------------------------------
         0 to 96                49           $1,280,665.75            0.23%
        97 to 108                4              141,437.73            0.03%
       109 to 120              576           17,730,095.86            3.19%
       121 to 144               11              451,511.12            0.08%
       145 to 156                9              280,984.31            0.05%
       157 to 168               61            2,047,826.79            0.37%
       169 to 180            6,728          230,574,821.05           41.51%
       181 to 288            2,124           84,762,998.93           15.26%
       289 to 300            5,341          218,232,057.13           39.29%
    Greater than 300             1               21,000.00            0.00%
                            ---------------------------------------------------
          Total                   14,904      $555,523,398.67          100.00%

Residential Funding Mortgage Securities II, Inc.
Home Loan Trust 2000-HI4
Computational Materials: Information Relating to the Collateral (Page 4 of 10)

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.



Loan Group I

Year of Origination

                            Number of     Statistical Cut-off    Percentage of
                                                  Date
   Year of Origination      Home Loans      Principal Balance    Home Loan Pool
 ------------------------   ------------------------------------------------
          1996                      1           $37,137.43            0.01%
          1997                      6           184,657.05            0.03%
          1998                     29           951,999.27            0.17%
          1999                    167         6,005,536.75            1.08%
          2000                 14,701       548,344,068.17           98.71%
                            ------------------------------------------------
          Total                14,904      $555,523,398.67          100.00%

 Geographic Distribution of Mortgaged Properties

                            Number of      Statistical Cut-off   Percentage of
                                                  Date
    State                   Home Loans      Principal Balance    Home Loan Pool
 ------------------------   --------------------------------------------------
   California                     1,278       $53,283,154.00            9.59%
   Florida                        1,038        38,643,737.26            6.96%
   Maryland                         839        30,649,005.96            5.52%
   Pennsylvania                     796        28,969,498.87            5.21%
   Virginia                         744        27,573,194.35            4.96%
   Ohio                             631        23,110,850.36            4.16%
   Illinois                         527        19,955,729.87            3.59%
   North Carolina                   540        19,406,709.22            3.49%
   Indiana                          519        18,905,901.59            3.40%
   Georgia                          485        17,658,248.31            3.18%
   Arizona                          455        17,186,854.86            3.09%
   Alabama                          458        15,476,253.63            2.79%
   Michigan                         409        15,106,533.73            2.72%
   Missouri                         421        14,197,240.49            2.56%
   New York                         391        14,157,386.34            2.55%
   Washington                       362        14,084,308.47            2.54%
   Colorado                         320        13,687,133.56            2.46%
   Wisconsin                        306        11,285,447.53            2.03%
   Other (<2%)                    4,385       162,186,210.27           29.20%
                            --------------------------------------------------
          Total                  14,904      $555,523,398.67          100.00%

Residential Funding Mortgage Securities II, Inc.
Home Loan Trust 2000-HI4
Computational Materials: Information Relating to the Collateral (Page 5 of 10)

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.


Loan Group I

Debt-to-Income Ratio

                             Number of      Statistical Cut-off   Percentage of
                                                     Date
 Debt-to-Income Ratio (%)   Home Loans      Principal Balance     Home Loan Pool
------------------------   ------------------------------------------------
       Up to 20.00                 95        $2,955,974.27            0.53%
    20.01 to 25.00                384        12,602,844.06            2.27%
    25.01 to 30.00              1,191        41,090,435.45            7.40%
    30.01 to 35.00              2,232        78,792,505.32           14.18%
    35.01 to 40.00              3,356       121,296,835.02           21.84%
    40.01 to 45.00              5,155       189,491,076.06           34.11%
    45.01 to 50.00              2,491       109,293,728.49           19.67%
                           -------------------------------------------------
         Total                 14,904      $555,523,398.67          100.00%


Credit Scores

       Range of             Number        Statistical Cut-off    Percentage of
                                                Date
     Credit Scores          Home Loans    Principal Balance      Home Loan Pool
------------------------   -------------------------------------------------
     620 to 639                    19          $506,822.74            0.09%
     640 to 659                 1,417        41,974,489.99            7.56%
     660 to 679                 3,548       127,387,146.59           22.93%
     680 to 699                 3,726       141,800,072.41           25.53%
     700 to 719                 3,130       127,619,643.43           22.97%
     720 to 739                 1,795        69,877,841.94           12.58%
     740 to 759                   895        33,344,333.72            6.00%
     760 to 779                   312        11,024,839.93            1.98%
     780 to 799                    56         1,805,336.11            0.32%
   800 or greater                   6           182,871.81            0.03%
                           -------------------------------------------------
         Total                 14,904      $555,523,398.67          100.00%

Residential Funding Mortgage Securities II, Inc.
Home Loan Trust 2000-HI4
Computational Materials: Information Relating to the Collateral (Page 6 of 10)

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.





Loan Group II (as of the Statistical Cut-off Date)

Total Number of Loans:                                 491
Initial Principal Balance:                  $28,248,934.44
Average Loan Balance:                           $57,533.47

                                                   Wtd Avg         Range

Home Loan Rate:                                    13.485%    (9.870% - 17.874%)
Remaining Term (months):                               248        (46 - 300)
Original Term (months):                                250        (60 - 300)

Combined Loan-to-Value Ratio:                      113.50%
Credit Score:                                          705
Debt-to-Income Ratio:                               42.40%

Lien Position:

   First Lien                                        0.00%
   Junior Lien                                     100.00%

Property Type:

   Single Family Residence                          84.06%
   Planned Unit Development                         13.80%
   Condominium                                       1.21%
   Other                                             0.93%

Loan Purpose:

   Debt Consolidation                               80.34%
   Cash Out Refinance                               12.09%
   DC & HI Combo                                     4.90%
   Other                                             2.67%

Geographic Concentration:                       CA: 31.27%
   (States representing at least 5% of the      MD: 10.96%
    Group II principal balance as of the         VA: 9.23%
    Statistical Cut-off Date)

Residential Funding Mortgage Securities II, Inc.
Home Loan Trust 2000-HI4
Computational Materials: Information Relating to the Collateral (Page 7 of 10)

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.

Loan Group II

Home Loan Rates

     Range of                Number of     Statistical Cut-off   Percentage of
                                                   Date
  Loan Rates (%)            Home Loans      Principal Balance    Home Loan Pool
----------------------   --------------------------------------------------
  9.501 to 10.000                  1           $16,515.51            0.06%
 11.001 to 11.500                  1            75,000.00            0.27%
 11.501 to 12.000                 23         1,417,733.24            5.02%
 12.001 to 12.500                 41         2,474,410.24            8.76%
 12.501 to 13.000                114         7,130,719.62           25.24%
 13.001 to 13.500                 91         5,382,074.40           19.05%
 13.501 to 14.000                105         6,226,286.87           22.04%
 14.001 to 14.500                 40         2,022,683.01            7.16%
 14.501 to 15.000                 44         2,150,649.79            7.61%
 15.001 to 15.500                 14           722,933.14            2.56%
 15.501 to 16.000                  1            49,987.20            0.18%
 16.001 to 16.500                  1            34,890.42            0.12%
 16.501 to 17.000                 12           440,289.96            1.56%
 17.501 to 18.000                  3           104,761.04            0.37%
                         --------------------------------------------------
       Total                     491       $28,248,934.44          100.00%



Current Home Loan Principal Balances

 Range of Current           Number of      Statistical Cut-off    Percentage of
                                                  Date
 Home Loan Amounts          Home Loans     Principal Balance      Home Loan Pool
----------------------   -----------------------------------------------
           Up to                 7          $140,700.55            0.50%
    $25,000.00

   $25,000.01 to               178         7,655,515.29           27.10%
    $50,000.00

   $50,000.01 to               293        19,249,909.23           68.14%
    $75,000.00

   $75,000.01 to                13         1,202,809.37            4.26%
    $100,000.00

                         -----------------------------------------------
       Total                   491       $28,248,934.44          100.00%

Residential Funding Mortgage Securities II, Inc.
Home Loan Trust 2000-HI4
Computational Materials: Information Relating to the Collateral (Page 8 of 10)

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.



Loan Group II

Combined Loan-to-Value Ratios

   Range of Combined      Number of Home   Statistical Cut-off    Percentage of
                                                Date
 Loan-to-Value Ratios     Home Loans       Principal Balance      Home Loan Pool
          (%)
----------------------    ------------------------------------------------
      Up to 70.00                  2           $72,976.04            0.26%
    70.01 to 75.00                 1            16,515.51            0.06%
    75.01 to 80.00                 1            75,000.00            0.27%
    80.01 to 85.00                 1            43,028.85            0.15%
    85.01 to 90.00                 7           398,099.61            1.41%
    90.01 to 95.00                16           800,275.42            2.83%
    95.01 to 100.00               22         1,138,085.46            4.03%
   100.01 to 105.00               36         2,017,158.92            7.14%
   105.01 to 110.00               93         4,955,679.48           17.54%
   110.01 to 115.00              101         5,528,384.88           19.57%
   115.01 to 120.00               92         5,778,347.24           20.46%
   120.01 to 125.00              119         7,425,383.03           26.29%
                           -----------------------------------------------
         Total                   491       $28,248,934.44          100.00%


Months Remaining to Maturity

   Months Remaining       Number of       Statistical Cut-off     Percentage of
                                                     Date
      to Maturity         Home Loans      Principal Balance       Home Loan Pool
------------------------  ------------------------------------------------
       Up to 96                    3          $152,792.46            0.54%
      109 to 120                  10           461,195.42            1.63%
      145 to 156                   1            57,887.35            0.20%
      157 to 168                   3            92,694.03            0.33%
      169 to 180                 152         8,372,096.67           29.64%
      181 to 288                  83         4,640,196.18           16.43%
      289 to 300                 239        14,472,072.33           51.23%
                          -------------------------------------------------
         Total                   491       $28,248,934.44          100.00%

Residential Funding Mortgage Securities II, Inc.
Home Loan Trust 2000-HI4
Computational Materials: Information Relating to the Collateral (Page 9 of 10)

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.



Loan Group II

Year of Origination

                          Number of       Statistical Cut-off    Percentage of
                                                 Date
  Year of Origination     Home Loans      Principal Balance      Home Loan Pool
----------------------    ------------------------------------------------
         1998                      1           $49,584.14            0.18%
         1999                      7           331,602.55            1.17%
         2000                    483        27,867,747.75           98.65%
                          ------------------------------------------------
         Total                   491       $28,248,934.44          100.00%




Geographic Distribution of Mortgaged Properties

                           Number of       Statistical Cut-off    Percentage of
                                                  Date
         State             Home Loans      Principal Balance     Home Loan Pool
------------------------   -------------------------------------------------
  California                      147        $8,832,965.00           31.27%
  Maryland                         52         3,096,780.54           10.96%
  Virginia                         43         2,606,697.56            9.23%
  Illinois                         25         1,217,099.15            4.31%
  Pennsylvania                     18         1,024,795.68            3.63%
  Colorado                         17           975,805.14            3.45%
  Washington                       16           867,365.70            3.07%
  Massachusetts                    15           839,924.42            2.97%
  Ohio                             15           821,207.35            2.91%
  Michigan                         13           716,354.29            2.54%
  Arizona                          12           681,391.17            2.41%
  Florida                           9           574,493.76            2.03%
  Other (<2%)                     109         5,994,054.68           21.22%
                           -------------------------------------------------
        Total                     491       $28,248,934.44          100.00%

Residential Funding Mortgage Securities II, Inc.
Home Loan Trust 2000-HI4
Computational Materials: Information Relating to the Collateral (Page 10 of 10)

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE COLLATERAL CONTAINED IN THE PROSPECTUS SUPPLEMENT.



Loan Group II

 Debt-to-Income Ratio

                            Number of      Statistical Cut-off    Percentage of
                                                      Date
  Debt-to-Income Ratio (%)  Home Loans     Principal Balance      Home Loan Pool
 -----------------------    ----------------------------------------------
     15.01 to 20.00              2           $99,103.80            0.35%
     20.01 to 25.00              7           430,185.70            1.52%
     25.01 to 30.00             24         1,313,677.66            4.65%
     30.01 to 35.00             47         2,779,173.57            9.84%
     35.01 to 40.00             82         4,812,172.49           17.03%
     40.01 to 45.00            129         7,151,308.04           25.32%
     45.01 to 50.00            200        11,663,313.18           41.29%
                            ----------------------------------------------
          Total                491       $28,248,934.44          100.00%


 Credit Scores

        Range of            Number         Statistical Cut-off    Percentage of
                                                 Date
      Credit Scores         Home Loans     Principal Balance    Home Loan Pool
 ------------------------   --------------------------------------------------
      640 to 659                     18          $699,852.39            2.48%
      660 to 679                     82         3,915,552.55           13.86%
      680 to 699                    125         6,925,385.03           24.52%
      700 to 719                    149         9,213,435.76           32.62%
      720 to 739                     71         4,564,584.27           16.16%
      740 to 759                     29         1,874,050.36            6.63%
      760 to 779                     16           996,168.72            3.53%
      780 to 799                      1            59,905.36            0.21%
                            --------------------------------------------------
          Total                     491       $28,248,934.44          100.00%